SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2001



                                 VOLU-SOL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-23153

         Utah                                      87-0543981
(State of Incorporation)            (I.R.S. Employer Identification No.)


     5095 West 2100 South
     Salt Lake City, Utah                            84120
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (801) 974-9474

Item 5.   Other Events - Change of Corporate Name

As of July 31, 2001, pursuant to a recommendation of the Board of Directors and the approval of the shareholders of the Company, Volu-Sol, Inc., changed its name to RemoteMDx, Inc.

An amendment to the Company's Articles of Incorporation was recommended to the shareholders by unanimous consent of the board of directors. The Company sought shareholder approval by way of solicitation of written consent pursuant to the SEC's proxy rules and regulations, and a majority of the issued and outstanding shares of the Company were voted in favor of the amendment and name change.

Articles of Amendment to the Company's Articles of Incorporation to effectuate the name change were filed with the Utah Division of Corporations and Commercial Code on July 31, 2001. The amendment was effective when filed.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

(c)      Exhibits.

         No exhibits are filed as part of this report.

                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report, as amended, to be signed on its behalf by the undersigned thereunto duly authorized.

                                        REMOTEMDX, INC.
                                        (Registrant)



                                        /s/ Michael G. Acton
                                        -------------------------------
Date: August 2, 2001                    Michael G. Acton

                                        CFO, Secretary
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